Exhibit 99.2

Q4 2013 Earnings Call October 30, 2013

Forward-Looking Statements -- This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2012 as well as in our Quarterly Reports on Form 10-Q for the fiscal quarters ended Dec. 28, 2012, March 29, 2013, and June 28, 2013, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. Forward-Looking Statements and Non-GAAP Measures page 2 / October 2013

Summary Organic Sales Growth, Adjusted EPS, Adjusted Operating Margin, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. Q4 Results Sales of $3.43 billion; up 3% organically versus prior year Adjusted EPS of $0.93 up 22% versus prior year Adjusted Operating Margin of 15.7%, up 220 basis points versus prior year Free Cash Flow of $412 million; returned $313 million to shareholders Book-to-Bill of 0.98 excluding Subsea Communications Full Year Results Sales of $13.3 billion; flat versus prior year Adjusted EPS of $3.23; up 13% versus prior year Free Cash Flow of $1.5 billion; up 5% versus prior year; returned $1.2 billion to shareholders Strong Finish to the Fiscal Year page 3 / October 2013

Q4 Revenue Summary Organic Sales Growth is a non-GAAP measure; see Appendix for description and reconciliation. ($ in Millions) page 4 Sales in-line with guidance / October 2013 3% (5)% 2% (1)% 10%

Transportation Solutions Q4 Summary Double digit organic revenue growth on global vehicle production growth of ~4% Sales strength in all regions Continued strength in commercial vehicle market, driven by North American and European heavy truck markets Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 5 ($ in Millions) / October 2013 Asia-Pacific Growth Rates Actual Organic Sales $1,398 9% 10% Orders $1,405 14% 14% Book to Bill 1.01 Adj. Operating Income $268 30% Adj. Operating Margin 19.2% Sales by Business Growth Rates Actual Organic Automotive $1,398 9% 10% Transportation Solutions $1,398 9% 10%

Industrial Solutions Q4 Summary Industrial markets gradually improving with sales up in EMEA and Asia Commercial aero markets remain strong, offsetting weaker military demand Energy market still weak particularly in EMEA and China Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 6 ($ in Millions) / October 2013 Asia-Pacific Sales by Business Growth Rates Actual Organic Industrial $318 4% 4% Aerospace, Defense, & Marine 266 4% 3% Energy 208 (2)% (3)% Industrial Solutions $792 2% 2% Growth Rates Actual Organic Sales $792 2% 2% Orders $764 10% 10% Book to Bill 0.96 Adj. Operating Income $135 13% Adj. Operating Margin 17.0% Sales by Region Actual Organic Region Q4 FY13 Growth Growth Americas $329 3% 4% EMEA 320 2% (3)% Asia-Pacific 143 (1)% 7% Total $792 2% 2%

Network Solutions Q4 Summary Telecom market gradually improving as fiber demand continues to increase globally DataComm decline due to Magnetics divestiture and decreased demand for legacy products Subsea Communications project activity robust, however funding remains slow ($ in Millions) Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 7 / October 2013 Sales By Business Growth Rates Actual Organic Telecom Networks $345 1% 1% Data Communications 195 (13)% (4)% Enterprise Networks 161 (1)% 1% Subsea Communications 103 (6)% (7)% Network Solutions $804 (4)% (1)% Growth Rates Actual Organic Sales $804 (4)% (1)% Orders $680 (17)% (14)% Orders ex SubCom $644 (6)% (2)% Book to Bill 0.85 B:B ex SubCom 0.92 Adj. Operating Income $82 -% Adj. Operating Margin 10.2% Sales by Region Actual Organic Region Q4 FY13 Growth Growth Americas $415 -% 2% EMEA 197 (4)% (7)% Asia-Pacific 192 (12)% (2)% Total $804 (4)% (1)%

Consumer Solutions Q4 Summary Consumer devices decline driven by double digit PC decline and customer delays in smartphones and tablets Appliances growth driven by increasing residential housing demand; led by U.S. and Asia Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 8 ($ in Millions) / October 2013 Sales by Business Growth Rates Actual Organic Consumer Devices $250 (15)% (13)% Appliances 188 7% 7% Consumer Solutions $438 (7)% (5)% Growth Rates Actual Organic Sales $438 (7)% (5)% Orders $436 -% 1% Book to Bill 1.00 Adj. Operating Income $54 17% Adj. Operating Margin 12.3% Sales by Region Actual Organic Region Q4 FY13 Growth Growth Americas $76 6% 7% EMEA $74 -% (5)% Asia-Pacific $288 (11)% (8)% Total $438 (7)% (5)%

Q4 Financial Summary ($ in Millions, except per share amounts) Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. page 9 / October 2013 $ 0.76 (0.27) 0.03 0.07 $ 0.93 13.5% 11.9% $ 454 14 39 $ 401 $ 3,364 Q4 FY13 Q4 FY12 Net Sales $ 3,432 $ 3,364 Operating Income $ 465 $ 401 Restructuring & Other Charges, net 71 39 Acquisition Related Charges 3 14 Adjusted Operating Income $ 539 $ 454 Operating Margin 13.5% 11.9% Adjusted Operating Margin 15.7% 13.5% GAAP Earnings Per Share $ 0.92 $ 0.93 Restructuring & Other Charges, net 0.13 0.07 Acquisition Related Charges - 0.03 Tax Items (0.12) (0.27) Adjusted EPS $ 0.93 $ 0.76

Q4 Operating Results & Other Items ($ in Millions) Adjusted Gross Margin Percentage, Adjusted Other Income, Adjusted Income Tax Expense and Adjusted Effective Tax Rate are non-GAAP measures; see Appendix for description and reconciliation. Adjusted Gross Margin Percentage Operating Expenses Other Items page 10 / October 2013 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Series1 31.0% 31.8% 31.6% 32.2% 32.8% 33.7% 28% 30% 32% 34% 36% Q4 FY13 Q4 FY12 RD&E 166 $ 165 $ SG&A 451 452 Total 617 $ 617 $ % of Sales RD&E 4.8% 4.9% SG&A 13.1% 13.4% ($ in Millions) Q4 FY13 Q4 FY12 Interest Expense, Net (30) $ (40) $ Adjusted Other Income, Net 7 $ 12 $ Income Tax (Expense) Benefit (63) $ 18 $ Effective Tax Rate 14.0% (4.7)% Adj. Income Tax Expense (123) $ (100) $ Adj. Effective Tax Rate 23.8% 23.5%

Q4 Balance Sheet and Cash Flow Summary Free Cash Flow is a non-GAAP measure; see Appendix for description and reconciliation. Liquidity, Cash & Debt Free Cash Flow and Working Capital page 11 / October 2013 ($ in Millions) Q4 FY13 Q4 FY12 Cash from Continuing Operations 595 $ 714 $ Capital expenditures, net (183) (138) Pre-separation tax payments, net - (7) Free Cash Flow 412 $ 569 $ YTD Free Cash Flow 1,500 $ 1,434 $ A/R - $ 2,323 $ 2,343 $ Days Sales Outstanding 61 63 Inventory (Excl. CIP) - $ 1,725 $ 1,751 $ Days on Hand 68 69 Accounts Payable - $ 1,383 $ 1,292 $ Days Outstanding 55 51 Liquidity Summary ($ in Millions) Q4 FY13 Q4 FY12 Beginning Cash Balance 1,262 $ 1,302 $ Free Cash Flow 412 569 Dividends (103) (89) Share repurchases (226) (168) Proceeds from exercise of share options 61 8 Pre-separation tax payments, net - 7 Net decrease in commercial paper - (50) Proceeds from sale of PP&E 20 10 Other (23) - Ending Cash Balance 1,403 $ 1,589 $ Total Debt 3,014 $ 3,711 $

Q1 Outlook^

($ in Millions, except per share amounts)			
Sales	$3,225	to	$3,325
Y/Y Growth			
Actual	*3%*		*6%*
Organic*	*4%*		*7%*
Adjusted EPS*	$0.74	to	$0.78
Y/Y Growth	*14%*		*20%*

Transportation Solutions

- ✓ Revenues up ~10% vs. prior year
- ✓ Global auto production expected to be up ~3% vs. prior year
  - ✓ Asia up ~4%
  - ✓ North America up ~6%
  - ✓ EMEA ~flat

Network Solutions

- ✓ Down low single digits vs. prior year
- ✓ Telecom growth offset by declines in Datacomm and Subsea
- ✓ Subsea Communications revenues of ~$90 million

Industrial Solutions

- ✓ Up mid-to-high single digits vs. prior year
- ✓ Industrial equipment up ~10% with low to mid single digit growth in Energy and Aerospace, Defense & Marine

Consumer Solutions

- ✓ Down high single digits vs. prior year
- ✓ Consumer declines driven by very weak PC market and customer program delays
- ✓ Appliances up slightly vs. prior year

Guidance mid-point: Revenue up 4% and ~17% Adjusted EPS growth versus prior year

^ Assumes foreign exchange rates and commodity prices that are consistent with current levels.
* Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description.

page 12 / October 2013

TE connectivity

FY14 Outlook^

($ in Millions, except per share amounts)

Sales	$13,650	to	$14,150
Y/Y Growth			
Actual	*3%*		*7%*
Organic*	*3%*		*7%*
Adjusted EPS*	$3.50	to	$3.80
Y/Y Growth	*8%*		*18%*

Transportation Solutions – up mid-to-high single digits

- ✓ Global auto production expected to be up ~4%
  - ✓ Asia up ~4%
  - ✓ North America up ~6%
  - ✓ EMEA up ~3%

Network Solutions – about flat

- ✓ Mid single digit growth in Telecom
- ✓ DataComm down ~10% due to product line exits and lower demand for legacy products
- ✓ Enterprise and Subsea Communications about flat

Industrial Solutions – up mid single digits

- ✓ Industrial equipment up low single digits on continued macro improvement
- ✓ AD&M up mid single digits with continued strength in commercial aero and oil & gas markets
- ✓ Energy up mid single digits

Consumer Solutions – up low single digits

- ✓ Consumer devices flat - PC market declines offset growth in smartphones and tablets
- ✓ Appliances up low single digits

Guidance mid-point: Revenue up 5% and ~13% Adjusted EPS growth versus prior year

^ Assumes foreign exchange rates and commodity prices that are consistent with current levels.
* Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description.

page 13 / October 2013

TE connectivity

Q&A page 14

Appendix page 15

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. We present gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges, if any (“Adjusted Gross Margin” and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. We present operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We present operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. We present other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles page 16 / October 2013

Non-GAAP Measures (cont.) We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. page 17 / October 2013

Non-GAAP Measures (cont.) “Free Cash Flow” (FCF) is a useful measure of our ability to generate cash. It also is a significant component in our incentive compensation plans. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe free cash flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. FCF is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating free cash flow. We believe investors should also consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes items that have an impact on our GAAP cash flow. Also, it subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. It should not be inferred that the entire free cash flow amount is available for future discretionary expenditures, as our definition of free cash flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of free cash flow. Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures. page 18 / October 2013

Reconciliation of Net Sales Growth– Q4 13 vs. Q4 12

	Change in Net Sales for the Quarter Ended September 27, 2013 versus Net Sales for the Quarter Ended September 28, 2012						Percentage of Segment's Total Net Sales for the Quarter Ended September 27, 2013
	Organic [1]		Translation [2]	Divestiture	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 122	9.5 %	$ (3)	$ -	$ 119	9.3 %	100 %
Total	122	9.5	(3)	-	119	9.3	100 %
Network Solutions [3]:							
Telecom Networks	4	1.1	(1)	-	3	0.9	43
Data Communications	(9)	(4.2)	(2)	(18)	(29)	(12.9)	24
Enterprise Networks	2	1.4	(3)	-	(1)	(0.6)	20
Subsea Communications	(8)	(7.4)	1	-	(7)	(6.4)	13
Total	(11)	(1.3)	(5)	(18)	(34)	(4.1)	100 %
Industrial Solutions [3]:							
Industrial	12	4.0	(1)	-	11	3.6	40
Aerospace, Defense, and Marine	8	3.0	1	-	9	3.5	34
Energy	(6)	(2.9)	1	-	(5)	(2.3)	26
Total	14	1.8	1	-	15	1.9	100 %
Consumer Solutions [3]:							
Consumer Devices	(36)	(12.5)	(9)	-	(45)	(15.3)	57
Appliances	12	7.0	1	-	13	7.4	43
Total	(24)	(5.2)	(8)	-	(32)	(6.8)	100 %
Total	$ 101	3.0 %	$ (15)	$ (18)	$ 68	2.0 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

page 19 / October 2013

Reconciliation of Net Sales Growth– Q4 13 vs. Q3 13

	Change in Net Sales for the Quarter Ended September 27, 2013 versus Net Sales for the Quarter Ended June 28, 2013						Percentage of Segment's Total Net Sales for the Quarter Ended September 27, 2013
	Organic [1]		Translation [2]	Total			
			($ in millions)				
Transportation Solutions [3]:							
Automotive	$ (40)	(2.8) %	$ -	$ (40)	(2.8) %		100 %
Total	(40)	(2.8)	-	(40)	(2.8)		100 %
Network Solutions [3]:							
Telecom Networks	-	-	(3)	(3)	(0.9)		43
Data Communications	5	2.4	-	5	2.6		24
Enterprise Networks	3	2.1	(3)	-	-		20
Subsea Communications	(1)	(0.8)	-	(1)	(1.0)		13
Total	7	0.9	(6)	1	0.1		100 %
Industrial Solutions [3]:							
Industrial	12	3.9	-	12	3.9		40
Aerospace, Defense, and Marine	1	0.3	-	1	0.4		34
Energy	1	0.7	(1)	-	-		26
Total	14	1.8	(1)	13	1.7		100 %
Consumer Solutions [3]:							
Consumer Devices	8	3.3	(1)	7	2.9		57
Appliances	1	0.4	1	2	1.1		43
Total	9	2.0	-	9	2.1		100 %
Total	$ (10)	(0.3) %	$ (7)	$ (17)	(0.5) %		

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

page 20 / October 2013

TE connectivity

Reconciliation of Net Sales Growth by Segment and Geography – Q4 13 vs. Q4 12

	Change in Net Sales for the Quarter Ended September 27, 2013 versus Net Sales for the Quarter Ended September 28, 2012					
	Organic [1]		Translation [2]	Divestiture	Total	
	($ in millions)					
Transportation Solutions:						
Americas	$ 39	12.8 %	$ (5)	$ -	$ 34	11.3 %
EMEA	39	7.5	27	-	66	12.8
Asia-Pacific	44	9.6	(25)	-	19	4.1
Total	122	9.5	(3)	-	119	9.3
Network Solutions:						
Americas	7	1.6	(6)	(2)	(1)	(0.2)
EMEA	(14)	(6.6)	7	(1)	(8)	(3.9)
Asia-Pacific	(4)	(1.9)	(6)	(15)	(25)	(11.5)
Total	(11)	(1.3)	(5)	(18)	(34)	(4.1)
Industrial Solutions:						
Americas	12	3.8	(1)	-	11	3.5
EMEA	(8)	(2.7)	13	-	5	1.7
Asia-Pacific	10	7.2	(11)	-	(1)	(0.7)
Total	14	1.8	1	-	15	1.9
Consumer Solutions:						
Americas	5	6.8	(1)	-	4	5.6
EMEA	(4)	(4.6)	4	-	-	-
Asia-Pacific	(25)	(8.0)	(11)	-	(36)	(11.1)
Total	(24)	(5.2)	(8)	-	(32)	(6.8)
Total:						
Americas	63	5.6	(13)	(2)	48	4.3
EMEA	13	1.2	51	(1)	63	5.7
Asia-Pacific	25	2.1	(53)	(15)	(43)	(3.8)
Total	$ 101	3.0 %	$ (15)	$ (18)	$ 68	2.0 %

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

page 21 / October 2013

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 27, 2013 page 22 / October 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 257 $ 2 $ 9 $ - $ 268 $ Network Solutions 33 - 49 - 82 Industrial Solutions 127 1 7 - 135 Consumer Solutions 48 - 6 - 54 Total 465 $ 3 $ 71 $ - $ 539 $ Operating Margin 13.5% 15.7% Other Income, Net 16 $ - $ - $ (9) $ 7 $ Income Tax Expense (63) $ (2) $ (18) $ (40) $ (123) $ Effective Tax Rate 14.0% 23.8% Income from Continuing Operations Attributable to TE Connectivity Ltd. 387 $ 1 $ 53 $ (49) $ 392 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.92 $ - $ 0.13 $ (0.12) $ 0.93 $ (2) See description of non-GAAP measures contained in this appendix. (1) Includes income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards partially offset by income tax expense related to adjustments to prior year income tax returns. In addition, the other income adjustment includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 28, 2012 page 23 / October 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 196 $ 5 $ 5 $ - $ 206 $ Network Solutions 71 - 11 - 82 Industrial Solutions 97 9 14 - 120 Consumer Solutions 37 - 9 - 46 Total 401 $ 14 $ 39 $ - $ 454 $ Operating Margin 11.9% 13.5% Other Income, Net 19 $ - $ - $ (7) $ 12 $ Income Tax (Expense) Benefit 18 $ (1) $ (10) $ (107) $ (100) $ Effective Tax Rate (4.7)% 23.5% Income from Continuing Operations Attributable to TE Connectivity Ltd. 398 $ 13 $ 29 $ (114) $ 326 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.93 $ 0.03 $ 0.07 $ (0.27) $ 0.76 $ (3) See description of non-GAAP measures contained in this appendix. (2) Other income adjustment relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Income tax expense adjustment includes income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards. ($ in millions, except per share data) Adjustments (1) Includes $7 million of non-cash amortization associated with acquisition-related adjustments recorded in cost of sales, $4 million of acquisition and integration costs, and $3 million of restructuring costs.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 28, 2012 page 24 / October 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 192 $ 3 $ 10 $ - $ 205 $ Network Solutions 36 - 24 - 60 Industrial Solutions 70 2 12 - 84 Consumer Solutions (5) - 46 - 41 Total 293 $ 5 $ 92 $ - $ 390 $ Operating Margin 9.3% 12.4% Other Income (Expense), Net (226) $ - $ - $ 231 $ 5 $ Income Tax (Expense) Benefit 245 $ (1) $ (27) $ (301) $ (84) $ Effective Tax Rate (720.6)% 23.2% Income from Continuing Operations Attributable to TE Connectivity Ltd. 279 $ 4 $ 65 $ (70) $ 278 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.65 $ 0.01 $ 0.15 $ (0.16) $ 0.65 $ (2) See description of non-GAAP measures contained in this appendix. (1) Includes income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns and the estimated impacts of certain intercompany dividends. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2013

	U.S. GAAP	Adjustments: Acquisition Related Charges	Adjustments: Restructuring and Other Charges, Net	Adjustments: Tax Items [1]	Adjusted (Non-GAAP) [2]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 972	$ 7	$ 38	$ -	$ 1,017
Network Solutions	136	-	125	-	261
Industrial Solutions	359	7	62	-	428
Consumer Solutions	89	-	86	-	175
Total	$ 1,556	$ 14	$ 311	$ -	$ 1,881
Operating Margin	11.7%				14.2%
Other Income (Expense), Net	$ (183)	$ -	$ -	$ 213	$ 30
Income Tax (Expense) Benefit	$ 29	$ (5)	$ (90)	$ (354)	$ (420)
Effective Tax Rate	(2.3)%				23.5%
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 1,276	$ 9	$ 221	$ (141)	$ 1,365
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 3.02	$ 0.02	$ 0.52	$ (0.33)	$ 3.23

[1] Includes $331 million of income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact of $231 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns, income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards, and income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns. In addition, the other income adjustment includes amounts related to reimursements by Tyco International and Covidien in connection with pre-separation tax matters.

[2] See description of non-GAAP measures contained in this appendix.

page 25 / October 2013

TE connectivity

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2012

	U.S. GAAP	Adjustments: Acquisition Related Charges [1]	Adjustments: Restructuring and Other Charges, Net	Adjustments: Tax Items [2]	Adjusted (Non-GAAP) [3]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 754	$ 67	$ 9	$ -	$ 830
Network Solutions	247	-	59	-	306
Industrial Solutions	378	49	23	-	450
Consumer Solutions	139	-	23	-	162
Total	$ 1,518	$ 116	$ 114	$ -	$ 1,748
Operating Margin	11.4%				13.2%
Other Income, Net	$ 50	$ -	$ -	$ (17)	$ 33
Income Tax Expense	$ (249)	$ (24)	$ (33)	$ (90)	$ (396)
Effective Tax Rate	17.6%				24.3%
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 1,163	$ 92	$ 81	$ (107)	$ 1,229
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 2.70	$ 0.21	$ 0.19	$ (0.25)	$ 2.86

[1] Includes $75 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $27 million of acquisition and integration costs, and $14 million of restructuring charges.

[2] Other income adjustment relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Income tax expense adjustments include income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and income tax expense associated with certain non-U.S. tax rate changes.

[3] See description of non-GAAP measures contained in this appendix.

page 26 / October 2013

TE connectivity

Reconciliation of Gross Margin & Gross Margin Percentage page 27 / October 2013 For the Quarters Ended June 29, September 28, December 28, March 29, June 28, September 27, 2012 2012 2012 2013 2013 2013 ($ in millions) Net sales 3,499 $ 3,364 $ 3,134 $ 3,265 $ 3,449 $ 3,432 $ Cost of sales 2,481 2,300 2,145 2,213 2,317 2,276 Gross margin 1,018 1,064 989 1,052 1,132 1,156 Gross margin percentage 29.1% 31.6% 31.6% 32.2% 32.8% 33.7% Acquisition Related Charges 68 7 - - - - Adjusted gross margin (1) 1,086 $ 1,071 $ 989 $ 1,052 $ 1,132 $ 1,156 $ Adjusted gross margin percentage (1) 31.0% 31.8% 31.6% 32.2% 32.8% 33.7% (1) See description of non-GAAP measures contained in this appendix.

Reconciliation of Free Cash Flow page 28 / October 2013 For the Years Ended September 27, September 28, 2013 2012 (in millions) Reconciliation of Free Cash Flow: Net cash provided by continuing operating activities 2,048 $ 1,888 $ Capital expenditures, net (576) (510) Pre-separation tax payments, net 28 19 Payments related to accrued interest on debt assumed in the acquisition of Deutsch - 17 Payments to settle acquisition-related foreign currency derivative contracts - 20 Free Cash Flow (1) 1,500 $ 1,434 $ (1) See description of non-GAAP measures contained in this appendix.

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